UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: December 17, 2002

ENTERPRISE PRODUCTS PARTNERS L.P.
ENTERPRISE PRODUCTS OPERATING L.P.
(Exact name of registrants as specified in their charters)

Delaware Delaware	1-14323 333-93239-01	76-0568219 76-0568220
(State or other jurisdiction of incorporation of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas (Address of principal executive offices)	77008-1037 (Zip Code)

Registrants telephone number, including area code:
(713) 880-6500

EXPLANATORY NOTE

This report constitutes a combined report for Enterprise Products Partners L.P. (“Enterprise”) (Commission File No. 1-14323) and its 98.9899% owned subsidiary, Enterprise Products Operating L.P. (the “Operating Partnership”) (Commission File No. 333-93239-01). Since the Operating Partnership owns substantially all of Enterprise’s consolidated assets and conducts substantially all of Enterprise’s business and operations, the information set forth herein constitutes combined information for Enterprise and the Operating Partnership.

Unless the context requires otherwise, references to “we”, “us” or “our” are intended to mean the consolidated business and operations of Enterprise Products Partners L.P., which includes Enterprise Products Operating L.P. and its subsidiaries.

Item 5.     OTHER EVENTS.

On December 17, 2002, Enterprise Products Partners L.P. (NYSE: “EPD”) announced that it and its General Partner, Enterprise Products GP LLC, have amended Enterprise’s partnership agreement to eliminate the General Partner’s incentive distribution right to receive 50% of total cash distributions with respect to that portion of quarterly cash distributions that exceed $0.392 per unit. This amendment is effective immediately and no consideration was paid to the General Partner to give up this right.

Under the terms of the amendment, Enterprise has capped the General Partner’s incentive distribution rights at its current level of 25% of the total cash distributions with respect to that portion of the quarterly cash distribution to partners that exceeds $0.3085 per unit. On November 12, 2002, Enterprise paid a distribution of $0.345 per unit with respect to the third quarter of 2002. Prior to the amendment, the General Partner was also entitled to 50% of the total quarterly cash distributions in excess of $0.392 per unit.

A copy of the press release announcing this amendment is attached as Exhibit 99.1 to this Current Report on Form 8-K. We have also attached the amendment to the partnership agreement as Exhibit 3.5.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma unaudited financial information.

Not applicable.

(c)	Exhibits.

3.5	Amendment No. 2 to Third Amended and Restated Agreement of Limited Partnership of Enterprise Products Partners L.P. dated December 17, 2002.

99.1	Press Release regarding change in General Partner’s incentive distribution rights.

99.2	Slide Presentation regarding change in General Partner’s incentive distribution rights.

Item 9.     REGULATION FD DISCLOSURE

On December 17, 2002, Enterprise will host a conference call that will further discuss the aforementioned amendment to Enterprise’s partnership agreement. The call will be broadcast live over the Internet at 5:30 p.m. Eastern Time. To access the webcast, participants should visit Enterprise’s website (http://www.epplp.com) at least fifteen minutes prior to the start of the conference call to download and install any necessary audio software. A slide presentation describing the amendment is filed as Exhibit 99.2 to this Current Report on Form 8-K. This information is also available on our website under Investor Information, “Presentations.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
ENTERPRISE PRODUCTS OPERATING L.P.

	By:	Enterprise Products GP, LLC, the general partner of Enterprise and Operating Partnership

Date: December 17, 2002	By:	/s/ Michael J. Knesek
Michael J. Knesek Vice President, Controller, and Principal Accounting Officer of Enterprise Products GP, LLC

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